SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                           reported): February 6, 2003



                                  LUMENIS LTD.

             (Exact name of registrant as specified in its charter)



             Israel                         0-13012                 N.A.
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              dentification No.)




           P.O. Box 240, Yokneam, Israel                   20692
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:

                                 972-4-959-9000





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Item 5. Other Events

     On February 6, 2003, Lumenis Ltd. (the "Company") announced that it had reached a new financing arrangement with Bank Hapoalim B.M. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. For additional information concerning the new financing arrangement, reference is made to the agreements which are filed as exhibits to this report.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          10.1 Amendment letter agreement, dated February 6, 2003, between Bank Hapoalim B.M., Lumenis Ltd. and Lumenis Holdings Inc.

          10.2 Amended and Restated Option Agreement, dated as of February 6, 2003, between Lumenis Ltd. and Bank Hapoalim B.M.

          10.3 Option Agreement, dated as of February 6, 2003, between Lumenis Ltd. and Bank Hapoalim, B.M.

          99.1 Press Release of the Company, dated February 6, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  LUMENIS LTD.


                                  By:  /s/Stephen B. Kaplitt
                                       ---------------------------------------
                                       Stephen B. Kaplitt
                                       Executive Vice President, General Counsel
                                           and Secretary

Dated: February 11, 2003

                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

10.1 Amendment letter agreement, dated February 6, 2003, between Bank Hapoalim B.M., Lumenis Ltd. and Lumenis Holdings Inc.

10.2 Amended and Restated Option Agreement, dated as of February 6, 2003, between Lumenis Ltd. and Bank Hapoalim B.M.

10.3 Option Agreement, dated as of February 6, 2003, between Lumenis Ltd. and Bank Hapoalim, B.M.

99.1           Press Release of the Company, dated February 6, 2003